Exhibit 10.a.(xix)(b)

                              DEPOSITARY AGREEMENT

                            Dated as of April 6, 1989


The First National Bank of Chicago
One First National Plaza
Suite 0129, l-L2
Chicago, Illinois 60670-0129

Attention:  Commercial Paper Product Manager

          Re:  California and Hawaiian Sugar Company

Gentlemen:

          The undersigned, California and Hawaiian Sugar Company, a corporation organized under the laws of the state of California (the "Issuer"), hereby appoints you its agent to facilitate the delivery and payment of certain commercial paper notes issued by the Issuer as herein set forth. You have advised the undersigned that you have arranged for First Chicago Trust Company of New York (the "Sub-Agent") to act as your sub-agent for certain purposes of this Agreement. We hereby agree with you as follows:

1.   Deposit of Notes.

     (a) From time to time the Issuer will deposit in custody with you or the Sub-Agent, to such locations as you may direct, for safekeeping commercial paper notes of the Issuer (a "Note" or, collectively and severally, the "Notes") substantially in the form of Exhibit A hereto. The Notes will have been duly executed manually or by facsimile by the Issuer and will be consecutively numbered. Each transmittal of Notes to you or the Sub-Agent will be accompanied by a letter from the Issuer identifying the Notes transmitted therewith. You or the Sub-Agent, as the case may be, will acknowledge receipt of such by signing and returning a copy of such transmittal letter.

     (b) Enclosed herewith is an incumbency certificate (the "Incumbency Certificate") of the Secretary or an Assistant Secretary of the Issuer, certifying the incumbency and specimen signatures of officers, employees and other agents of the Issuer authorized to execute Notes, to act and to give instructions and notice, on behalf of the Issuer (hereinafter "Issuer Agents"). Until you receive a subsequent Incumbency Certificate of the Issuer sent to you by the Issuer, you shall be entitled to rely on the last such Certificate delivered to you for purposes of determining which persons are Issuer Agents. Any Note bearing the signature of an Issuer Agent on the date such signature is affixed thereto shall bind the Issuer after the authentication and delivery of such Note notwithstanding that such person shall have otherwise ceased to hold his or her office on the date such Note is authenticated and delivered.

     (c) The Issuer shall bear the sole risk of wastage of Notes as a result of administrative or operational errors during the process of their completion pursuant to this Agreement, other than errors attributable to your or the Sub-Agent's gross negligence or willful misconduct. The Issuer shall maintain with you and the Sub-Agent at all times a supply of Notes sufficient to enable you and the Sub-Agent to perform the operations contemplated by this Agreement. You or the Sub-Agent, as the case may be, shall forward to the Issuer the original and all copies of any spoiled, mutilated, or incorrectly completed Note, properly cancelled.

2.   Completion, Authentication and Delivery of Notes.

     (a) You and the Sub-Agent are each authorized and directed to complete and authenticate any Note deposited with you or the Sub-Agent upon receipt from an Issuer Agent, no later than 12:00 noon Chicago time on the proposed issuance date, of instructions made in writing or otherwise pursuant to paragraph 3 below (all such instructions being referred to herein as "Issuance Instructions"), specifying issue date, maturity date, maturity amount, face amount and payee of each Note and instructions for the delivery of each Note.

          Each Note shall have a face amount of not less than $100,000 and will mature no later than 270 days from the date of issuance thereof.

          You or the Sub-Agent shall, in accordance with Issuance Instructions,
(i) complete each Note, and (ii) manually authenticate each Note. The place of payment shall be your address for the time being in Chicago or, where you are instructed to deliver a Note in the Borough of Manhattan, the Sub-Agent's address for the time being in New York City. Unless otherwise agreed, you will only be instructed to deliver Notes by hand within the financial district of either the Borough of Manhattan or Chicago or by mail.

          If you are instructed to deliver a Note by mail, you or the Sub-Agent shall, unless otherwise instructed, insert as payee the name of the purchaser or otherwise as advised to you by an Issuer Agent, and effect delivery by registered mail, postage prepaid, insured. If you are instructed to register a Note other than to "BEARER", in accordance with the preceding sentences or otherwise, an Issuer Agent shall provide you with the name and address of the registered holder of such Note.

     (b) Following completion and authentication by you, or on your behalf, of any Note, you or the Sub-Agent, as the case may be, are directed to hold such
Note in safekeeping and to deliver such Note to, and only to such person or entity (the "Purchaser") as an Issuer Agent may instruct you, against payment. The Issuer understands that, when you are instructed to deliver against payment, delivery of the Notes and the receipt of payment may not be completed simultaneously and you shall have no responsibility or liability for the credit risks involved in your or the Sub-Agent's so delivering of such Notes. Accordingly, you and the Sub-Agent are each hereby authorized to receive the Purchaser's receipt for the delivery and at a later time, but on the same day, after the Purchaser has verified the delivery against its purchase agreement with the Issuer, to receive payment from the Purchaser by a wire transfer of immediately available funds to the Note Account (as that term is defined below) and the Issuer will bear the risk that the Purchaser fails to remit payment.

     (c) It is understood that, as a matter of bookkeeping convenience, you may credit the Note Account with the proceeds of Notes prior to your actual receipt of final payment therefor and that such bookkeeping credits may be reflected on your books, and otherwise, as "immediately available funds" or "same day funds" or by some other similar characterization. Notwithstanding any such credit or characterization, all such credits shall be conditional upon your actual receipt of final payment and may be reversed by you to the extent that such final payment is not received. The Issuer agrees to indemnify and hold you harmless from any loss which you may suffer and any expense which you may incur as a result of the failure of any Purchaser to remit payment in full for any Note, and, without limiting the generality of the foregoing, the Issuer agrees that, immediately, upon notification from you of any such failure, the Issuer shall reimburse you in immediately available funds any amount credited to the Issuer in anticipation of receipt of such payment plus interest thereon for each day such proceeds remain unreimbursed. The rate of interest payable by the Issuer to you shall be that provided for under arrangements with respect to overdraft advances in effect at the time between the Issuer and you or, if no such arrangements are then in effect, at 2-1/2 percent over the federal funds rate of interest prevailing in Chicago at 11:00 a.m. daily Chicago time (as such rate is determined by you)

          For purposes of this subparagraph (c), payment for any Note shall not be "final" until you shall have received from or for the account of the Purchaser of such Note immediately available funds which under applicable law and rule are irreversible, which are not subject to any security interest, levy or other encumbrance enforceable against you or the Issuer, and which are specifically applicable or determined by you to be applicable to the payment of such Note. A debit by you to any account of a person to whom or for whose account a Note shall have been delivered shall not constitute final payment to the extent that such debit creates an overdraft or does not otherwise result in the receipt by you of immediately available, irreversible and unencumbered funds.


3.   Instructions.

     (a) In addition to, and not by way of limiting your authority, or the authority of any person acting on your behalf, to act on receipt of and in accordance with written instructions, the Issuer hereby authorizes you, and any person acting on your behalf, from time to time to act on receipt of and in accordance with Issuance Instructions received by you or such person either electronically or telephonically from an Issuer Agent, as provided in the following paragraphs (b) and (c) respectively.

     (b) The Issuer may initiate Issuance Instructions electronically if it enters into a nonexclusive, nontransferable license to use certain software products and the associated printed documentation pursuant to a separate license agreement in a form specified by you. You shall be entitled to rely on the Issuance Instructions received electronically hereunder and may assume that all such Issuance Instructions were transmitted by the Issuer or on the Issuer's behalf, regardless of by whom it was actually transmitted.

     (c) Telephonic Issuance Instructions shall be made to you at the telephone number specified by you from time to time for such purpose, shall be made by an Issuer Agent and shall (in any case) be expressed to be for the attention of any of your or the Sub-Agent's officers or employees whose name has been specified for the time being for such purpose by you to the Issuer. Telephonic Issuance Instructions to you by an Issuer Agent shall be confirmed in writing by an Issuer Agent within 24 hours of the time such instruction is received by you or on your behalf; provided that, in the event a discrepancy exists between the telephonic instructions and the subsequent confirmation, or in the absence of receiving a written confirmation, the telephonic instructions shall be deemed the proper and controlling instructions and you shall incur no liability for acting in accordance with any such telephonic instructions reasonably believed by you in good faith to have been given by an Issuer Agent. A "written confirmation" may be effected by means of a tested telex or communications directly between electro-mechanical or electronic devices or systems, including transmission by telecopier, provided, that you and the Issuer agree to the use of such device or system.

4.   Note Account.

     (a) For purposes of the transactions contemplated herein and concurrently with the execution and delivery of this Agreement, the Issuer shall open and maintain with you a demand deposit account (No. 58-16939 (the "Note Account").

     (b) Deposits will be made in the Note Account from time to time by or on behalf of the Issuer by delivery to you of funds to be deposited therein. All proceeds from the issuance and delivery of the Notes shall be credited to the Note Account. Withdrawals or other uses of the funds from the Note Account shall be made in accordance with instructions from an Issuer Agent or to repay amounts payable under paragraphs 2(c) or 5(e) hereof. Notwithstanding anything in this Agreement to the contrary, you shall be entitled not to permit any withdrawal or other use of funds from the Note Account, or honor any instructions to those effects, if you, in your sole discretion, shall determine that as a result thereof there would be created any overdraft or negative balance in respect of final credits (whether in the course of any day, overnight or otherwise) in the Note Account.

5.   Payment of Notes.

     (a) You hereby agree to serve as paying agent of the Issuer with respect to each Note presented to you or the Sub-Agent. The Issuer shall on the stated maturity date of such Note, or, if such maturity date is not a Business Day (as hereinafter defined), on the next succeeding Business Day (such maturity date or next succeeding Business Day, as the case may be, being hereinafter referred to as the "Maturity Date"), deposit or cause to be deposited in the Note Account an amount in immediately available funds equal to the face principal amount of such Note plus interest payable thereon, if any. As used herein "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois or New York or is a day on which banking institutions located in either of such states are authorized by law or other governmental action to close.

     (b) You are hereby authorized and instructed by the Issuer, to the extent that funds sufficient to effect such payment are available in the Note Account, to pay, and shall pay, each Note on presentation thereof, in immediately available funds at or before your close of business on the relevant Maturity Date provided that presentation of the such Note is made at or prior to 3:00 p.m. New York time on the Maturity Date of such Note. You are further hereby authorized and instructed by the Issuer to charge the Note Account in the amount of each such payment.

     (c) If any Note is presented to you or the Sub-Agent after 3:00 p.m. New York time on the Maturity Date of such Note, you may make payment thereof if the Issuer shall have provided you with funds for the making of such payment or to the extent you choose in your sole discretion to extend credit to the Issuer on terms and conditions to be agreed by you and the Issuer. You are hereby authorized and instructed by the Issuer to charge the Note Account in the amount of each such payment.

     (d) If at any time funds in the Note Account are insufficient to cover payment of any matured Note presented to you or the Sub-Agent prior to 3:00 p.m. New York time on the Maturity Date of such Note, you may, at your option, either
(i) request (and subsequently confirm receipt of) an immediate wire transfer of immediately available funds from the Issuer in an amount which will enable you to fully pay such Note and retain such Note pending receipt of funds or (ii) pay the Note, thus creating an overdraft for the account of the Issuer, which overdraft shall be charged to the Note Account but in neither case shall you be obligated to pay any Note unless and until there are sufficient collected funds in the Note Account for that purpose or to extend any credit to the Issuer.

     (e) The amount of any resulting overdraft shall represent an overdraft advance by you to the Issuer to be promptly repaid by the Issuer with interest thereon for each day such overdraft advance remains outstanding. The rate of interest payable by the Issuer to you shall be that provided for under arrangements with respect to overdraft advances in effect at the time between the Issuer and you or, if no such arrangements are then in effect, at 2-1/2 percent over the federal funds rate of interest prevailing in Chicago at 11:00 a.m. daily Chicago time (as such rate is determined by you). To the extent that any such overdraft advance is outstanding at any time, you may apply funds credited to the Note Account from the proceeds of issuance of Notes or otherwise to repay such overdraft advance. Notwithstanding anything to the contrary herein, the Issuer undertakes to maintain sufficient immediately available funds with you on the date any payment of Notes is due to permit you to pay Notes on time.

     (f) Notwithstanding anything to the contrary herein, if at any time funds in the Note Account are insufficient to cover payment of all matured Notes presented for payment and awaiting payment, you may apply such funds to the extent available to pay whichever of the Notes, either fully or in part, as you deem appropriate.

6.   Representations and Warranties.

          Each day on which an Issuance Instruction is given to you, the Issuer shall be deemed to represent and warrant to you that (a) the issuance and delivery of the designated Notes will not violate any state or federal securities law, (b) the Notes have been duly and validly authorized by the Issuer and (c) the Notes, when completed, countersigned and delivered pursuant hereto, will constitute the legal, valid, and binding obligations of the Issuer.

7.   Indemnification; Liabilities.

     (a) The Issuer shall indemnify you, the Sub-Agent and your and its respective officers, employees and agents, and hold you, the Sub-Agent and your and its respective officers, employees and agents, harmless from and against any and all costs, expenses, claims or liabilities (including, without limitation, reasonable lawyers' fees) arising out of or connected with the performance of your, the Sub-Agent's or your or its respective officers', employees' and agents' duties hereunder, except for costs, expenses, claims or liabilities arising out of the gross negligence or willful misconduct of you, the Sub-Agent or any of your or its respective officers, employees, agents or representatives. You may rely and shall be protected, as agent for the Issuer, in acting upon any resolution, certificate, opinion, instructions (whether oral or otherwise), receipt, or other document reasonably believed by you to be (i) genuine and
(ii) to have been signed or given by the proper party or parties.

     (b) In acting with respect to the Notes, and generally in acting under the provisions hereof, you will be required by the Issuer to perform only such duties as are specifically set forth herein and this Agreement shall not be construed to subject you to any implied covenants or obligations. Except in the case of your gross negligence or willful misconduct, you shall not be liable to the Issuer for any action taken or omitted by you and reasonably believed by you to be authorized or within the powers conferred upon you hereby and in no event shall you be liable for consequential, indirect or special damages, even if you have been advised of the possibility of such damages. You shall also not be liable for any action taken, or any failure to take any action in connection with this Agreement or the services provided hereunder or otherwise to fulfill your obligations in connection with this Agreement, in the event and to the extent that the taking of such action or such failure arises out of or is caused by mechanical breakdown, computer or system failure or other failure of equipment, failure or malfunctioning of any communications media for whatever reason, provided that you undertake to use reasonable efforts to cure any such failure or breakdown of equipment. It is understood by the Issuer that provision of services under this Agreement is dependent upon the availability to you and the Issuer of telecommunication facilities provided by third party vendors and that you cannot warrant such availability.

8.   Miscellaneous.

     (a) You or the Issuer may terminate this Agreement upon ten (10) days' prior written notice to the other party; provided, however, that to the extent there are then outstanding any Notes, they shall notwithstanding such termination, remain valid obligations of the Issuer and shall continue to be subject to the provisions of this Agreement and, provided further, that no termination of this Agreement shall affect the rights and obligations of the parties hereto with respect to transactions initiated prior to such termination. In the event that you shall give the Issuer such notice of termination, the Issuer shall not issue on or after the date of such notice any Notes having a maturity in excess of thirty (30) days. Upon receipt of a termination notice, you will promptly return to the Issuer all blank Notes held by you, properly cancelled.

     (b) The fee for your services hereunder shall be as mutually agreed upon between you and the Issuer, and shall be payable by the Issuer in accordance with such agreement.

     (c) No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by both of the parties hereto.
No waiver of, nor any consent to any departure from, any provision of this Agreement shall be effective unless signed by the party intended to be bound.
No such amendment, modification, waiver or consent shall adversely affect the rights of a holder, from time to time, of a Note outstanding at the time of such amendment, modification, waiver or consent.

     (d) Except as otherwise provided herein, you may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, including, without limitation, the Sub-Agent, or attorneys and shall not be responsible for the acts of such agents (other than the Sub-Agent or attorneys appointed with due care hereunder.

     (e) You may consult with legal counsel regarding matters arising under this Agreement and shall not be liable for any action taken in good faith in reliance upon the legal advice of such counsel.

     (f) You, in your individual or any other capacity, may become the owner or pledgee of Notes with the same rights you would have if you were not acting hereunder.

     (g) You shall be under no liability for interest on any moneys received by you hereunder except such as you may agree with the Issuer to pay thereon.

     (h) Except as otherwise expressly provided herein, whenever, in the administration of this Agreement, you shall deem it necessary that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate or instructions of an Issuer Agent and such certificate or instructions shall be full warranty to you for any action taken, suffered or omitted under the provisions of this Agreement upon the faith thereof.

     (i) Any corporation into which you may be merged, converted or with which you may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which you shall be a party, shall succeed to all your rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (j) Your countersignature of a Note shall be for authentication purposes only and neither you nor anyone countersigning on your behalf shall have any liability on a Note. Except with respect to your own actions in completing and authenticating the Notes pursuant to Issuance Instructions, you shall not be liable for the authorization, validity or legality of any Note delivered by you in accordance with Issuance Instructions.

9.   Notices.

     (a) Any notices, demands, instructions and other communications required or permitted to be given or made upon either party shall be in writing and shall be personally delivered or sent by first class mail, postage prepaid, or by prepaid telex or telegram (or telecopier, as permitted hereunder), and shall be effective for purposes of this Agreement upon receipt by the intended recipient thereof at the address designated by such recipient, or on the next succeeding Business Day if received on other than a Business Day. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this paragraph (or with respect to Issuance Instructions, as permitted hereunder), notices, demands, instructions and other communications in writing shall be addressed to the addresses indicated below:

If to you in your capacity    The First National Bank of Chicago
as agent hereunder:           One First National Plaza
                              Suite 0129, l-L3
                              Chicago, Illinois 60670-0129
                              Attn:  Commercial Paper
                                     Product Manager

                              Telephone: (312) 732-7672
                              Telex: 4330253
                              Answbck: FNBCUI
                              Telecopier: (312) 732-6014

If to the Issuer:        California and Hawaiian Sugar Company
                         1390 Willow Pass Road
                         Concord, California 94520
                         Attn: Beth Abercrombie

                         Telephone: (415) 356-6043
                         Telex: (415) 356-6037
                         Answbck: None
                         Telecopier: None

     (b) Where any provision of this Agreement specifically contemplates telephone communication made by one person to another, such communication shall be made to that other person at the telephone number specified by it from time to time for the purpose. Each such telephone communication to you by or on behalf of the Issuer shall be made by an Issuer Agent and shall (in any case) be expressed to be for the attention of the officer whose name has been specified for the time being for such purpose by you to the Issuer. Each such telephone communication to the Issuer shall be expressed to be for the attention of the Issuer Agent whose name has been specified for the time being for such purpose by the Issuer. Each of you and the Issuer Agent shall promptly confirm by telex, telecopier or otherwise in writing any telephone communication made by it to the other pursuant to this Agreement, but the absence of such confirmation shall not affect the validity of such communication.

10. Assignment. Neither party hereto may assign any of its rights or obligations hereunder without the consent of the other party hereto.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

12. Counterparts. This Agreement may be executed in any number of counterparts and by each party hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same Agreement.

          If the foregoing is acceptable to you, please sign and return the enclosed copy.

                         CALIFORNIA AND HAWAIIAN SUGAR COMPANY

                         By: /s/ David G. Koncelik
                         Title: Chief Financial Officer


ACCEPTED AND AGREED TO as of the
day of _________, 1988:

THE FIRST NATIONAL BANK OF CHICAGO

By:
Title:

                                    EXHIBIT A


                                  FORM OF NOTE



CALIFORNIA AND HAWAIIAN SUGAR COMPANY

NOTE NUMBER     ISSUE DATE     MATURITY DATE     MATURITY AMOUNT

PAY TO THE ORDER OF:

THE SUM OF:

PAYABLE AT:



CALIFORNIA AND HAWAIIAN       AUTHENTICATED (without recourse,
SUGAR COMPANY                 warranty or liability) by
                              The First National Bank of Chicago,
By: /s/ David G. Koncelik     as Issuing Agent
    Authorized Signature
                              By:
                              Authorized Signature

                                   OR

                              By: First Chicago Trust Company of
                              New York, ON BEHALF OF THE
                              ISSUING AGENT

                              By:
                              Authorized Signature